GOLDMAN SACHS ETF TRUST

Goldman Sachs Community Municipal Bond ETF

(the “Fund”)

Supplement dated June 7, 2023 to the

Prospectus and Summary Prospectus dated December 12, 2022 and March 9, 2023, respectively, as supplemented to date

Effective immediately, the Fund’s Prospectus and Summary Prospectus are revised as follows:

The following replaces in its entirety the twelfth paragraph under the “Summary—Principal Investment Strategies” section of the Prospectus, as well as the “Principal Investment Strategies” section of the Summary Prospectus:

The Index is normally rebalanced monthly on the last business day of each month, to account for indicative changes to securities (including credit rating change, sector reclassification, amount outstanding changes, corporate actions, and ticker changes, for example).

The following replaces in its entirety the thirteenth paragraph under the “Investment Management Approach—Principal Investment Strategies” section of the Prospectus:

The Index is normally rebalanced monthly on the last business day of each month, to account for indicative changes to securities (including credit rating change, sector reclassification, amount outstanding changes, corporate actions, and ticker changes, for example).

This Supplement should be retained with your Prospectus and Summary Prospectus for future reference.

COMMMUNETFTBDSTK 06-23